                                                                    EXHIBIT 32.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                              OF BMC SOFTWARE, INC.
                       PURSUANT TO 18 U.S.C. Section 1350



         Based on my knowledge, I, John W. Cox, Chief Financial Officer of BMC Software, Inc. (the "Company"), hereby certify that the accompanying report on Form 10-Q/A for the period ending December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.


         Based on my knowledge, I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                    /s/                JOHN W. COX
                                    --------------------------------------------
                                    John W. Cox

                                    August 1, 2003